                                                                   EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.78359%
POOL NUMBER:  1697
____________________________________________________________________________________________
ISSUE DATE:  01/30/2001
CERTIFICATE BALANCE AT ISSUE:    $245,740,542.00
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________
BALANCES FROM LAST FISCAL MONTH-END:                     579                         $225,782,837.42
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $141,671.92
Unscheduled Principal Collection/Reversals                            $63,276.88
Liquidations-in-full                                      30      $12,282,806.98
Net principal Distributed                                         $12,487,755.78    ($12,487,755.78)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        549                         $213,295,081.64

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,607,112.28

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $142,548.48

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $13,952,319.58


                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.78359%
POOL NUMBER:  1697
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
    $12,487,755.78     $1,464,563.80             $0.00     $1,464,563.80             $0.00    $13,952,319.58

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $3,010,286.00             $0.00             $0.00             $0.00     $3,010,286.00
Bankruptcy Bond
   Single-Units           $122,281.00             $0.00             $0.00             $0.00       $122,281.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $4,914,810.84             $0.00             $0.00             $0.00     $4,914,810.84

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
   24     $10,022,244.47         3      $1,011,562.74         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00


The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4, IIB5, IIB6 Certificates immediately after the principal and interest distribution on 05/25/2001 are as follows:

                Class       Class Principal Balance
                -----       -----------------------
                IIB1               $7,966,808.89
                IIB2               $3,064,157.73
                IIB3               $2,696,458.65
                IIB4               $1,348,230.31
                IIB5                 $980,530.24
                IIB6               $1,103,096.85
                              __________________
                Total             $17,159,282.67
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of April 30, 2001):

SERIES:  2001-1                 POOL NUMBER:  1697

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:       $213,295,081.64**       $11,033,807.21***       $10,022,244.47***
Number:                          593                     27                      24
% of Pool:                    100.00%                  5.17%                   4.70%
(Dollars)
% of Pool:                    100.00%                  4.55%                   4.05%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:        $1,011,562.74***                $0.00***                $0.00***
Number:                           3                       0                       0
% of Pool:                    0.47%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.51%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 01, 2001 scheduled payments and April 01, 2001 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of April 30, 2001.

Trading Factor, calculated as of distribution date : 0.30183276.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 01, 2001, and unscheduled prepayments in months prior to May ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.61520%
POOL NUMBER:  Group 1 = 1696, 1698
____________________________________________________________________________________________
ISSUE DATE:  01/30/2001
CERTIFICATE BALANCE AT ISSUE:    $460,925,895.00

<
                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________
BALANCES FROM LAST FISCAL MONTH-END:                    1030                         $396,395,748.85
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $279,927.25
Unscheduled Principal Collection/Reversals                           $102,659.49
Liquidations-in-full                                      82      $32,059,695.85
Net principal Distributed                                         $32,442,282.59    ($32,442,282.59)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        948                         $363,953,466.26

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,727,567.63

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $207,260.70

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $34,962,589.52


                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             05/2001 DISTRIBUTION REPORT

SERIES:  pncms 2001-1                                  WEIGHTED AVERAGE PC RATE:    7.61520%
POOL NUMBER:  Group 1 = 1696, 1698
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________
                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________
    $32,442,282.59     $2,520,306.93             $0.00     $2,520,306.93             $0.00    $34,962,589.52

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________
MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $5,280,620.00             $0.00             $0.00             $0.00     $5,280,620.00
Bankruptcy Bond
   Single-Units           $173,919.00             $0.00             $0.00             $0.00       $173,919.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $9,218,517.90             $0.00             $0.00             $0.00     $9,218,517.90

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
   26      $9,521,653.68         3      $1,381,591.10         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00


The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4, CB5, CB6 Certificates immediately after the principal and interest distribution on 05/25/2001 are as follows:

                Class       Class Principal Balance
                -----       -----------------------
                CB1                $8,963,205.47
                CB2                $4,826,343.02
                CB3                $2,528,084.43
                CB4                $1,838,605.87
                CB5                $1,149,129.29
                CB6                $1,378,955.16
                              __________________
                Total             $20,684,323.23
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of April 30, 2001):

SERIES:  2001-1                 POOL NUMBER:  Group 1 = 1696, 1698

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------
Dollar Amount:       $363,953,466.26**       $10,903,244.78***        $9,521,653.68***
Number:                         1115                     29                      26
% of Pool:                    100.00%                  3.00%                   2.62%
(Dollars)
% of Pool:                    100.00%                  2.60%                   2.33%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------
Dollar Amount:        $1,381,591.10***                $0.00***                $0.00***
Number:                           3                       0                       0
% of Pool:                    0.38%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.27%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------
Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 01, 2001 scheduled payments and April 01, 2001 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of April 30, 2001.

Trading Factor, calculated as of distribution date : 0.51502866.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 01, 2001, and unscheduled prepayments in months prior to May ) can be calculated.